UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Item 4.02(a)  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 25, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Guidewire Software, Inc. (the "Company") concluded, in consultation with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, that the audited consolidated financial statements as of and for the fiscal years ended July 31, 2018 (“FY18”) and 2017 (“FY17”) (collectively, the “Non-Reliance Periods”), as contained in the Company’s 2018 and 2017 Annual Reports on Form 10-K, should no longer be relied upon due to a misapplication of the vendor specific objective evidence (“VSOE”) provisions of the prior revenue recognition rules applicable to certain customer contracts under Accounting Standards Codification (“ASC”) 605.

The misapplication of VSOE provisions of ASC 605 related to a subset of certain contracts that had been amended by the Company and its customers in FY18 and FY17. Specifically, those amended contracts resulted in the customer being simultaneously committed to both the software license and maintenance for one year. Under ASC 605, the misapplication impacts the timing of revenue recognition, as revenue should have been recognized ratably over the one-year extension rather than upfront. The total amount of revenue to be recognized under ASC 605 was unaffected. Subsequent to the issuance of KPMG’s unqualified audit reports on the Company’s consolidated financial statements for FY18 and FY17, management and KPMG determined that this subset of amended contracts was incorrectly accounted for and that the error in accounting for revenue recognition was material for the Non-Reliance Periods and, on that basis, recommended to the Audit Committee that a restatement was required.

The Company anticipates that the correction of this technical accounting error will result in a net reduction to revenue of less than $5 million in each of FY18 and FY17. This would represent less than 1% of the Company’s previously reported total revenue of $661 million in FY18 and $514 million in FY17. Total revenue, as corrected for this error, would have exceeded the Company’s guidance for all impacted fiscal quarters in FY18 and FY17. License and other revenue, as corrected for this error, would have exceeded the Company’s guidance for all impacted fiscal quarters in FY18 and FY17, except for the quarter ended July 31, 2018, where it would have been in the upper half of the guidance range. At July 31, 2018, the net reduction in revenue related to FY18 and FY17 would have been recorded as deferred revenue and recognized in fiscal year 2019 under ASC 605. However, due to the adoption of ASC 606 on August 1, 2018, these amounts will be recorded as part of the Company’s transition adjustment to opening retained earnings on August 1, 2018 and will be disclosed in the Company’s ASC 605 disclosures for fiscal year 2019.

Revenue recognition under ASC 606 and guidance for the current fiscal year ending July 31, 2019 are not impacted by this accounting error, as it is specific to revenue recognition requirements under ASC 605. This error does not reflect any change in the underlying business of the Company. The Company’s relationships with customers under the relevant contracts remain on-going, and the payments owed under each affected contract have been collected.

The Company is in the process of finalizing its evaluation of the matter described above with respect to internal control over financial reporting and disclosure controls and procedures, and will report a material weakness in internal control over financial reporting related to the matter. As such, the Company has concluded that its disclosure controls and procedures and internal control over financial reporting for the Non-Reliance Periods were not effective as of the end of the Non-Reliance Periods, as well as in subsequent periods until such material weakness is remediated.

The Company intends to restate the previously filed consolidated financial statements to correct for this technical accounting error in advance of filing the Company’s Quarterly Report on Form 10-Q for the three months ended April 30, 2019, which the Company expects to file on a timely basis. Determination of the impact of the error described above is subject to continued analysis by management and the Company’s independent registered public accounting firm and could change based on further review and analysis of the Non-Reliance Periods. The Company, when restating the previously filed consolidated financial statements, may also correct other previously identified errors that were determined to be immaterial.

Caution Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the impact of the restatement on the Company’s previously reported financial results, the preliminary estimates of changes to prior period consolidated financial statements and the timing of the required amended filings and the Company’s Quarterly Report on Form 10-Q for the three months ended April 30, 2019. There can be no assurance that management, the Audit Committee or the

Company’s independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different than management’s preliminary estimates or identify additional issues or other considerations in connection with the restatement and the audit and review process, or that these issues or considerations will not require additional adjustments to the Company’s prior financial results for additional annual or quarterly periods. These forward-looking statements are made as of the date they were first issued and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: those resulting from the Company’s ongoing analysis of the effect of the correction in the Company’s accounting method for revenue recognition; other accounting adjustments that may result from review of the Company’s consolidated financial statements for the periods in question; the timing of the completion of the audit of the Company’s restated consolidated financial statements by its independent registered public accounting firm; the Company’s ability to timely file amended periodic reports reflecting its restated consolidated financial statements; the ramifications of the Company’s potential inability to timely file required reports; potential claims and proceedings relating to such matters, including stockholder litigation and action by the Securities and Exchange Commission, U.S. Attorney’s Office or other governmental agencies that could result in civil or criminal sanctions against the Company and/or certain of the Company’s current or former officers, directors and/or employees; and other factors. Several additional risks are outlined in the Company’s most recent annual report on Form 10-K for the year ended July 31, 2018, quarterly reports on Form 10-Q for the quarters ended October 31, 2018 and January 31, 2019 and other documents we file with the Securities and Exchange Commission. The forward-looking statements included in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 1, 2019

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Curtis Smith
Curtis Smith
Chief Financial Officer